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                        FRAUDULENT TRANSACTION GUARANTEE

         This Fraudulent Transaction Guarantee (the "Guarantee") is executed in connection with that certain Loan Agreement dated May 24, 2006 (the "Loan Agreement") between Diverse Media Group Corp. ("Lender"), a Utah corporation, and Diverse Talent Group, Inc., a California corporation ("Borrower"), and the undersigned as an inducement to Lender to enter into and perform its obligations thereunder.

         For good and valuable consideration (including benefit personally derived by the undersigned due to the undersigned's relationship with Borrower) receipt of which is hereby acknowledged, the undersigned ("Guarantor") agrees as follows:

         1. Definitions. "Loan Documents" means the Loan Agreement, the Note, the Guarantee, and the Security Documents as defined therein and any other documents executed in connection therewith and all other agreements and documents contemplated by any of the aforesaid documents, and all amendments, modifications, addendums and replacements, whether presently existing or created in the future. Except as otherwise provided herein, terms defined in the Loan Documents shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. 2. Guarantee. Guarantor hereby personally forever indemnifies and holds free and harmless Lender, and its affiliates, officers, managers, shareholders, employees, attorneys, agents and representatives, from and against any damages, losses, costs or expenses Lender may incur due to or arising out of any fraudulent actions of Borrower, its officers, directors, employees or agents, or any fraudulent failure to act of Borrower, its officers, directors, employees or agents, in performing any of Borrower's obligations to Lender under or in connection with the Loan Documents. For purposes of this Guarantee, fraudulent actions or fraudulent failure to act shall include intentional material or negligent misrepresentations, misappropriation or misdirection of funds, or breach of representation, warranty or covenant (other than a breach of covenant to pay money that is caused by Borrower's bona fide inability to pay) resulting in harm, loss, damage, or liability to Lender or its interests under the Loan Documents.

         2. Guarantee Unconditional. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, or enforceability of any of the Loan Documents or the value or sufficiency of any Collateral.

         3. Agreement to Pay Attorneys' Fees. Guarantor agrees to pay all collection costs, including reasonable attorneys' fees and legal expenses, incurred by Lender in enforcing this Guarantee.

         4. Waiver by Guarantor. Guarantor expressly and absolutely, without affecting the liability of Guarantor hereunder:


                  a. Waives any notice which may be required relative to the acceptance of this Guarantee;



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                  b.       Waives notice of transactions which have occurred
         under or relating to or affecting this Guarantee;

                  c. Waives notice of any adverse change in the condition, financial or otherwise, of Borrower or Guarantor, any change concerning any Collateral, or of any other fact that might materially increase Guarantor's risk, whether or not Lender has knowledge of the same;

                  d. Waives any right to require Lender to (i) proceed against Borrower by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or (iii) exercise, pursue or enforce any right or remedy Lender may have against Borrower, any Collateral, any other person or entity, or otherwise, prior to proceeding against Guarantor; and

                  e. Waives any and all rights of subrogation, contribution or indemnification against Borrower or Guarantor of any nature whatsoever, now existing or hereafter arising or created.

         5. Consent to Lender's Acts. Guarantor hereby authorizes and consents to Lender at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released or affected by:

                  a. The taking or accepting, or the failure by Lender to take or accept, any other Collateral or guarantee;

                  b. The modification, amendment, extension, renewal, replacement, or termination of any of the Loan Documents;

                  c. Any complete or partial release, substitution, subordination, impairment, loss, compromise, or other modification of any Collateral or any Guarantee;

                  d. The complete or partial release or substitution of Borrower or any Guarantor;

                  e. Any renewal, extension, modification, replacement, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of Borrower's obligations, or any liability of Guarantor, or the performance of any covenant contained in the Loan Documents;

                  f. Any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for enforcement of any provision of any of the Loan Documents or any action in connection with any Collateral or any Guarantee, including, without limitation, the failure of Lender to perfect any security interest in any Collateral;


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                  g.       Acceptance of any partial or late payments; and

                  h. Lender exercising any and all rights and remedies available to Lender by law, at equity or by agreement, even if the exercise thereof may affect, modify, or eliminate any Guarantor's right of subrogation against Borrower or any other party.

         6. Termination of Guarantee. No termination of this Guarantee by Guarantor shall be effective.

         7. Cumulative Rights. The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies that Lender may have. No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.

         8. Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah.

         9. Binding Effect. This Guarantee may be executed and delivered to Lender prior to or after the execution and delivery of the Loan Documents. This Guarantee shall nonetheless be binding and enforceable upon its execution and delivery to Lender.

         10. Severability and Interpretation. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The headings in this Guarantee are inserted for convenience only and shall not be considered part of the Guarantee nor be used in its interpretation. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

         11. Continuing Agreement. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Borrower, Guarantor, or any other person or entity at any time will not affect this Guarantee.

         12. Consent to Utah Jurisdiction and Exclusive Jurisdiction of Utah Courts. Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER, THE STATE


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AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE
JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THIS GUARANTEE.

         13. Entire Agreement. This Guarantee, together with the Loan Documents, constitutes the entire agreement between Lender and Guarantor concerning the subject matter hereof, and may not be altered or amended except by written agreement signed by Lender and Guarantor.

         Dated:   May 24, 2006

                                                Guarantor:



                                                  /s/
                                                --------------------------------
                                                Christopher Nassif



























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